UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Judiciary Plaza, 100 F Street, N.E., Room 1580,
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – April 24, 2008

Commission File Number: 0001370489

BLUEFIRE ETHANOL FUELS, INC.
(Exact name of registrant as specific in its charter)

NEVADA	20-4590982
(State of Incorporation)	(I.R.S. Employer I.D. No.)

31 MUSICK
IRVINE, CALIFORNIA 92618
(Address of principal executive offices, including zip code)

(949) 588-3767
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) Amendment to Bylaws.

On April 24, 2008, the Board of Directors of BlueFire Ethanol Fuels, Inc. (“Company”) approved an amendment and restatement of the Company’s current Amended and Restated Bylaws (“Bylaws”, the current amended and restated version being the “Second Amended and restated Bylaws”), effective immediately. The Bylaws were amended and restated to implement the following:

           Article VIII, Section 6 (Stock Certificates): The section was amended to change the requirement that stock be issued in certificate form only, so that now stock can also be issued in uncertificated form.

           The descriptions of the changes of the Second Amended and Restated Bylaws contained in this report do not purport to be complete and are qualified in their entirety by reference to the full text of the Bylaws, a copy of which was filed with the Securities and Exchange Commission on December 13, 2006 as Exhibit 3.2 to the Company’s Registration Statement on Form 10-SB and is incorporated herein by reference, and the Second Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

ITEM 9.01 EXHIBITS

           (d) Exhibits

3.1           Second Amended and Restated Bylaws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

BlueFire Ethanol Fuels, Inc.

Date: April 29, 2008	By:	/s/ Arnold Klann
Arnold Klann
Chief Executive Officer, Director